Exhibit 10.80

EXECUTION

FIRST AMENDMENT TO

NOTE AND WARRANT PURCHASE AGREEMENT

and SECURED PROMISSORY NOTES

This First Amendment (as amended, restated, supplemented or otherwise modified from time to time, the “First Amendment”) dated as of April 30, 2012, among Marina Biotech, Inc., a Delaware corporation (the “Company”), MDRNA Research, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Research”), and Cequent Pharmaceuticals, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Cequent” and, together with the Company and Research, the “Companies”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”), amends (i) that certain Note and Warrant Purchase Agreement (the “Purchase Agreement”), dated as of February 10, 2012, among the Companies and the Purchasers and (ii) the Secured Promissory Notes (the “Notes”) issued to the Purchasers pursuant thereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

WHEREAS, subject to the terms and conditions set forth in this First Amendment, the Companies and the Purchasers desire to amend the Purchase Agreement and the Notes as set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this First Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Companies and the Purchasers hereby agree as follows:

Section 1.          Amendment.

A.   The following definitions are added to Section 1.1 (Definitions) of the Purchase Agreement in alphabetical order:

“First Amendment” means the First Amendment, dated as of April 30, 2012, among the Companies and the Purchasers named therein.

“First Amendment Effective Date” means the date that all of the deliveries set forth in Section 2.2.1 have been made.

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B.   The definition of “Transaction Documents” is amended by adding the “First Amendment” as a Transaction Document, and the definition of “Warrants” is amended by replacing the reference to “Section 2.2(a)” with a reference to “Section 2.2(a) and Section 2.2.1(a)”.

C.   The following are added as Sections 2.1.1, 2.2.1, 4.16 and 4.17 to the Purchase Agreement:

2.1.1 First Amendment Effective Date. On the First Amendment Effective Date, the Company, Research and Cequent shall issue to the Purchasers, on a pro-rata basis based on the original principal amount of the Notes issued to each Purchaser on the Closing Date, Warrants to purchase such number of shares of Common Stock as is equal to twenty percent (20%) of the quotient obtained by dividing: (i) the remaining unpaid principal amount under the Notes calculated on the First Amendment Effective Date after giving effect to the mandatory pre-payment contemplated by Section 4.16 by (ii) the VWAP of the Common Stock for the twenty (20) Trading Day period immediately preceding the First Amendment Effective Date, which Warrants shall have an exercise price per share equal to the VWAP of the Common Stock for the twenty (20) Trading Day period immediately preceding the First Amendment Effective Date, contain full ratchet anti-dilution protection (with no corresponding increase in the number of underlying shares) with respect to financing transactions consummated on or prior to June 30, 2014, and otherwise contain substantially equivalent terms and provisions as the Warrants that were issued to the Purchasers on the Closing Date.

2.2.1      Deliveries.

(a)         On or prior to the First Amendment Effective Date, the Companies shall deliver or cause to be delivered to each Purchaser the following:

(i)          the First Amendment duly executed by the Company, Research and Cequent; and

(ii)         a Warrant registered in the name of such Purchaser to purchase up to such number of shares of Common Stock as contemplated by Section 2.1.1 (such Warrant certificate may be delivered within three Trading Days of the First Amendment Effective Date).

(b)         On or prior to the First Amendment Effective Date, each Purchaser shall deliver or cause to be delivered to the Company the First Amendment duly executed by such Purchaser.

4.16 Mandatory Prepayment. The Companies hereby covenant and agree to make a mandatory prepayment to the Purchasers upon the Notes, on or prior to May 15, 2012, of not less than $200,000, to be applied first to interest accrued and unpaid on the Notes, and then to unpaid principal. Failure to make such payment shall constitute an immediate Event of Default under the Agreement (as amended by the First Amendment) and the Notes.

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4.17 Lien and Release. Each of the Companies hereby ratifies and affirms the lien and security interest of the Purchasers in the tangible assets of the Companies, and in the Intellectual Property Rights of the Companies as related to the field of human and veterinarian uses. Each of the Purchasers acknowledges and affirms that the Companies intend to grant to a third party an exclusive, sub-licensable, perpetual, worldwide license under all of the Intellectual Property Rights of the Companies to conduct any and all types of research and commercial activities in such Intellectual Property Rights for all applications excluding human therapeutics and mammalian veterinary therapeutics, and each of the Purchasers hereby agrees that it, and its agent under the IP Security Agreement, shall execute such consents, releases and waivers as requested from time to time by such third-party with respect to such licensed Intellectual Property Rights to effect a release of the lien of the Purchasers thereon and to permit a lien in favor of such third party thereon (provided no release or permission shall apply to Intellectual Property Rights related to human therapeutics and mammalian veterinary therapeutics).

D.  Subject to the conditions set forth in Section 3 of the First Amendment, the Notes that were issued to the Purchasers on the Closing Date pursuant to the Purchase Agreement are hereby amended by replacing the reference to “May 14, 2012” in clause (A) of the first paragraph thereof (relating to the Maturity Date of the Notes) with a reference to “May 31, 2012”.

Section 2.         Miscellaneous.

2.1      Except as otherwise expressly provided by this First Amendment, all of the terms and conditions of each of the Transaction Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

2.2      Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

2.3      Execution. This First Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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2.4      Severability. If any term, provision, covenant or restriction of this First Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

2.5      This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of laws thereof.

2.6      This First Amendment shall be effective upon the Company’s execution and receipt of the same amendment executed by all of the undersigned.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Note and Warrant Purchase Agreement and Secured Promissory Notes to be duly executed by their respective authorized signatories as of the date first indicated above.

MARINA BIOTECH, INC.

By:	/s/ J. Michael French
Name:	J. Michael French
Title:	President and Chief Executive Officer

MDRNA RESEARCH, INC.

By:	/s/ J. Michael French
Name:	J. Michael French
Title:	President

CEQUENT PHARMACEUTICALS, INC.

By:	/s/ J. Michael French
Name:	J. Michael French
Title:	President

[Remainder of page intentionally left blank; signature pages for Purchasers follows]

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[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO NOTE AND
WARRANT PURCHASE AGREEMENT and SECURED PROMISSORY NOTES]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Note and Warrant Purchase Agreement and Secured Promissory Notes to be duly executed by their respective authorized signatories as of the date first indicated above.

GENESIS CAPITAL MANAGEMENT, LLC

By:	/s/ Shawn Rhynes
Name:	Shawn Rhynes
Title:	Managing Director

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[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO NOTE AND
WARRANT PURCHASE AGREEMENT and SECURED PROMISSORY NOTES]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Note and Warrant Purchase Agreement and Secured Promissory Notes to be duly executed by their respective authorized signatories as of the date first indicated above.

PEAK CAPITAL ADVISORY LIMITED

By:	/s/ Feng Bai Ye
Name:	Feng Bai Ye
Title:	Managing Director

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